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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                   FORM 8-K/A
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported): January 27, 2004

                        Commission File Number 000-23129

                             NORTHWAY FINANCIAL, INC
                             -----------------------
             (Exact name of registrant as specified in its charter)

                  New Hampshire                           04-3368579
                  -------------                           ----------
                  (State or other jurisdiction of         (IRS Employer
                  incorporation or organization)          Identification No.)

                  9 Main Street
                  Berlin, New Hampshire                                03570
                  ----------------------------------------------------------
                  Address of principal executive offices           (Zip Code)

                                 (603) 752-1171
                                 --------------
              (Registrant's telephone number, including area code)

                                    No Change
                                    ---------
(Former name, former address and former fiscal year, if changed since last year)
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Item 7:  Financial Statements and Exhibits.

     (a) Financial Statements of Business Acquired. Not applicable

     (b) Pro Forma Financial Information. Not applicable

     (c) Exhibits.

         99.1 Northway Financial, Inc. Revised Selected Consolidated Financial Data

Item 12. Results of Operations and Financial Condition.

Northway Financial, Inc. (the "Company") is furnishing this Form 8-K/A to amend its Current Report on Form 8-K, which was furnished to the Securities and Exchange Commission on February 2, 2004 under Item 12 (the "Original Report"). On January 27, 2004, the Company issued a press release announcing its financial results for the fourth quarter of 2003 and the year ended December 31, 2003. Based on subsequent information, the Company finds it necessary to revise certain financial information previously released. These revisions do not materially impact net income as reported on January 27, 2004. Revised selected financial data is attached as Exhibit 99.1 hereto and incorporated by reference herein. The revised financial data supersedes the information attached to the Original Report, including certain financial information included in the text of the Company's press release.

                                                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NORTHWAY FINANCIAL, INC.


                                        By:      /S/Richard P. Orsillo
                                           ------------------------------------

                                                 Richard P. Orsillo
                                                 Senior Vice President and Chief
                                                 Financial Officer

Date: March 23, 2004
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                                  EXHIBIT INDEX

Exhibit No. Description

99.1        Northway Financial, Inc. Revised Selected Financial Data.